                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


     ROBERT D. GLYNN, JR., the undersigned, President and Chief Executive Officer of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM or KATHLEEN M. HAYES, his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer of
said corporation a Post-Effective Amendment on Form     S-8 to said
corporation's Registration Statement on Form S-4 (Reg. No. 333-27015), relating to shares of common stock of said corporation issuable under the Valero Energy Corporation Stock Option Plan No. 3, Valero Energy Corporation Stock Option Plan No. 4, Valero Energy Corporation Stock Option Plan No. 5, and Valero Energy Corporation Executive Stock Incentive Plan, and any and all amendments or supplements thereto, including post-effective amendments, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 31st day of July, 1997.


                                        ROBERT D. GLYNN, JR.
                                        --------------------
                                        ROBERT D. GLYNN, JR.

                               POWER OF ATTORNEY


     KENT M. HARVEY, the undersigned, Treasurer and Acting Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM or KATHLEEN M. HAYES, his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Treasurer and Acting Chief Financial Officer of said corporation a Post-Effective Amendment on Form S-8 to said corporation's Registration Statement on Form S-4 (Reg. No. 333-27015), relating to shares of common stock of said corporation issuable under the Valero Energy Corporation Stock Option Plan No. 3, Valero Energy Corporation Stock Option Plan No. 4, Valero Energy Corporation Stock Option Plan No. 5, and Valero Energy Corporation Executive Stock Incentive Plan, and any and all amendments or supplements thereto, including post-effective amendments, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 31st day of July, 1997.


                                       KENT M. HARVEY
                                       --------------
                                       KENT M. HARVEY